Exhibit 99.2

BRE Properties, Inc.

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter Ended March 31, 2013

Q1

bre

Be here, be home.

BRE Properties, Inc.

First Quarter 2013

Supplemental Financial Data

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and its operating performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

Information included in this supplemental package is unaudited.

BRE Properties, Inc.

Financial and Operating Highlights

First Quarter 2013

(Unaudited; in thousands, except per share, ratio and community data)

Selected Financial Results

	Quarter ending March 31,
	2013	2012
Total revenues (1)	$100,877	$94,864
Total real estate expenses (1)	$32,056	$30,312
G&A expense	$6,382	$5,847
EBITDA (2)	$63,120	$61,374
Interest expense	$17,332	$17,218
Net income	$34,027	$18,108
Funds from operations (2)	$45,126	$43,635
Net income per share (3)	$0.44	$0.24
FFO per share (2), (3)	$0.58	$0.57
Core FFO per share (2), (3)	$0.58	$0.57

Financial Metrics

	Quarter ending March 31,
	2013	2012
Debt to EBITDA (4)	6.7x	6.7x

Debt plus preferred stock to EBITDA (4)	6.9x	6.9x
Debt to total market capitalization	30.8%	29.6%
Debt to gross assets	39.4%	40.1%
Secured debt to gross assets	17.3%	18.0%
Interest coverage ratio (5)	2.7x	2.8x
Fixed charge coverage ratio (5)	2.6x	2.6x

Capitalization

BRE common share price, 12/31/12	$50.83
BRE common share price, 3/31/13	$48.68

Common shares - Outstanding
Period end (excluding dilutive equity awards)	77,058

Total funded debt	$1,691,636
Preferred equity (liquidation value)	$53,993
Common equity (at market)	$3,751,183
Total market capitalization	$5,496,812
Total assets (gross)	$4,295,309

Same-Store Operating Results

	Quarter ending March 31,
	2013	2012
Revenue growth (%)	4.9%	5.8	%(6)
Expense growth (%)	4.0%	3.9	%(6)
NOI growth (%)	5.3%	6.7	%(6)
Operating margin	68.6%	68.4%
Occupancy (avg. physical)	95.2%	95.4%
Annualized turnover ratio	54.0%	54.7%

Non Same-Store Operating Results

	Quarter ending March 31,
	2013	2012
Revenues	$1,270	$—
NOI	$745	$—
Gross Asset Value	$103,594	$—
Homes	336	—	(7)
Communities	1	—	(7)

Community Information

As of March 31, 2013
	Communities	Homes	NOI % (8)
Operating:
Wholly or majority owned
Same-store	73	20,824	98%
Non same-store	1	336	2%

Total	74	21,160	100%

Joint venture	2	684	0%

Development Pipeline:
Construction in progress	5	1,548
Land under development	2	506
Land under contract	1	358

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income. Expenses exclude discontinued operations.
(2)	Please refer to Exhibit B for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	Represents diluted per share amounts.
(4)	For the purpose of this calculation, EBITDA excludes NOI from communities sold during the quarter.
(5)	Includes GAAP interest and capitalized interest (gross interest incurred). Fixed charges include gross interest incurred, preferred dividends and recurring cash amortization on secured debt.
(6)	For comparison purposes, 2013 data represents results for same-store pool established 1/1/2013; 2012 data represents results for same-store pool established 1/1/2012.
(7)	Represents Q1’13 non same-store homes as of the end of each period presented. Excludes partially delivered communities. Non same-store communities may not be consistent in each period.
(8)	Represents percentage of total NOI for the three months ended March 31, 2013.

BRE Properties, Inc.

Consolidated Balance Sheets

First Quarter 2013

(Unaudited, in thousands, except per share, unit and per unit data)

	March 31, 2013	December 31, 2012
ASSETS

Real estate portfolio:
Direct investments in real estate:

Investments in rental communities	$3,748,602	$3,722,838
Construction in progress	404,778	302,263
Less: accumulated depreciation	(836,827)	(811,187)

	3,316,553	3,213,914

Equity in real estate joint ventures:
Investments	8,854	40,753

Real estate held for sale, net	23,347	23,065

Land under development	35,498	104,675

Total real estate portfolio	3,384,252	3,382,407

Cash	21,680	62,241
Other assets	52,550	54,334

TOTAL ASSETS	$3,458,482	$3,498,982

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Unsecured senior notes	$950,000	$990,018
Unsecured revolving credit facility	—	—
Mortgage loans payable	741,636	741,942
Accounts payable and accrued expenses	72,737	75,789

Total liabilities	1,764,373	1,807,749

Redeemable noncontrolling interests	4,751	4,751

Shareholders’ equity:

Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 2,159,715 shares with $25 liquidation preference issued and outstanding at March 31, 2013 and December 31, 2012, respectively.	22	22

Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 77,057,622 and 76,925,351 at March 31, 2013 and December 31, 2012, respectively.	771	769

Additional paid-in capital	1,688,565	1,685,691

Total shareholders’ equity	1,689,358	1,686,482

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$3,458,482	$3,498,982

BRE Properties, Inc.

Consolidated Statements of Income

Quarter Ended March 31, 2013 and 2012

(Unaudited, in thousands, except per share, unit and per unit data)

	Quarter ended 3/31/13	Quarter ended 3/31/12
REVENUES

Rental income	$97,165	$91,249
Ancillary income	3,712	3,615

Total revenues	100,877	94,864

EXPENSES

Real estate	$32,056	$30,312
Provision for depreciation	25,827	24,667
Interest	17,332	17,218
General and administrative	6,382	5,847

Total expenses	81,597	78,044

Other income	363	520

Net income before noncontrolling interests, partnership income and discontinued operations	19,643	17,340

Income from unconsolidated entities	318	727
Net gain on sale of unconsolidated entities (1)	15,025	—

Income from continuing operations	34,986	18,067

Discontinued operations:
Discontinued operations, net (2)	—	1,057

Income from discontinued operations	—	1,057

NET INCOME	$34,986	$19,124

Redeemable noncontrolling interest in income	48	105
Dividends attributable to preferred stock	911	911

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$34,027	$18,108

Net income per common share - basic	$0.44	$0.24

Net income per common share - diluted	$0.44	$0.24

Weighted average shares outstanding - basic (3)	76,990	76,000

Weighted average shares outstanding - diluted (3)	77,250	76,380

(1)	During the three months ended March 31, 2013, six joint venture interests were sold for $47.4 million resulting in a net gain of $15.0 million.
(2)	Includes three communities sold during 2012.

	Quarter ended 3/31/13	Quarter ended 3/31/12
Rental and ancillary income	$0	$2,080
Real estate expenses	—	(658)
Provision for depreciation	—	(365)

Discontinued operations, net	$0	$1,057

(3)	See analysis of weighted average shares and ending shares in Exhibit A.

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, in thousands, except per share, unit and per unit data)

	Mar. 31, 2013	Dec. 31, 2012	Sept. 30, 2012	Jun. 30, 2012	Mar. 31, 2012
REVENUES

Rental income	$97,165	$96,295	$94,777	$92,661	$91,249
Ancillary income	3,712	4,000	3,817	3,725	3,615

Total revenues	100,877	100,295	98,594	96,386	94,864

EXPENSES

Real estate	$32,056	$31,162	$31,178	$30,344	$30,312
Provision for depreciation	25,827	26,519	24,789	24,543	24,667
Interest	17,332	17,979	16,998	16,272	17,218
General and administrative	6,382	5,696	5,093	6,211	5,847
Other expenses	—	—	15,000	—	—

Total expenses	81,597	81,356	93,058	77,370	78,044

Other income	363	565	740	706	520

Net income before noncontrolling interests, partnership income and discontinued operations	19,643	19,504	6,276	19,722	17,340

Income from unconsolidated entities	318	519	669	728	727
Net gain on sale of unconsolidated entities	15,025	—	6,025	—	—

Income from continuing operations	34,986	20,023	12,970	20,450	18,067

Discontinued operations:
Discontinued operations, net (1)	—	936	936	983	1,057
Net gain on sales of discontinued operations	—	53,856	—	8,279	—

Income from discontinued operations	—	54,792	936	9,262	1,057

NET INCOME	$34,986	$74,815	$13,906	$29,712	$19,124

Redeemable noncontrolling interest in income	48	99	105	105	105
Dividends attributable to preferred stock	911	911	911	911	911

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$34,027	$73,805	$12,890	$28,696	$18,108

Net income per common share - basic	$0.44	$0.96	$0.17	$0.37	$0.24

Net income per common share - diluted	$0.44	$0.96	$0.17	$0.37	$0.24

Weighted average shares outstanding - basic (2)	76,990	76,872	76,813	76,735	76,000

Weighted average shares outstanding - diluted (2)	77,250	77,180	77,130	77,070	76,380

(1)	Details of earnings from discontinued operations, net:

	Mar. 31, 2013	Dec. 31, 2012	Sept. 30, 2012	Jun. 30, 2012	Mar. 31, 2012
Rental and ancillary income	$0	$1,551	$1,757	$1,912	$2,080
Real estate expenses	—	(513)	(514)	(603)	(658)
Provision for depreciation	—	(102)	(308)	(326)	(365)

Income from discontinued operations, net	$0	$936	$936	$983	$1,057

(2)	See analysis of weighted average shares and ending shares in Exhibit A.

Reconciliation of Funds from Operations (FFO)

(Unaudited, in thousands, except per share, unit and per unit data)

CALCULATION OF FFO	Mar. 31, 2013	Dec. 31, 2012	Sept. 30, 2012	Jun. 30, 2012	Mar. 31, 2012

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$34,027	$73,805	$12,890	$28,696	$18,108
Add back/ exclude:
Depreciation from continuing operations	25,827	26,519	24,789	24,543	24,667
Depreciation from discontinued operations	—	102	308	326	365
Depreciation from unconsolidated entities	297	392	512	504	495
Net (gain) on sales from unconsolidated entities	(15,025)	—	(6,025)	—	—
Net (gain) on sales of discontinued operations	—	(53,856)	—	(8,279)	—

FUNDS FROM OPERATIONS (1)	$45,126	$46,962	$32,474	$45,790	$43,635

NON CORE ITEMS IN PERIODS PRESENTED

Non cash asset impairment charge(2)	—	—	15,000	—	—

CORE FUNDS FROM OPERATIONS (3)	$45,126	$46,962	$47,474	$45,790	$43,634

Weighted average shares and equivalents outstanding - diluted	77,250	77,180	77,130	77,070	76,440

Funds from operations (per share) - diluted	$0.58	$0.61	$0.42	$0.59	$0.57

Core funds from operations (per share) - diluted	$0.58	$0.61	$0.62	$0.59	$0.57

(1)	Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit B for further definition.
(2)	For the quarter ended September 30, 2012, EPS and FFO totals included a $15 million impairment charge related to Land under development in Anaheim, California that was transferred to Real estate held for sale, net. The land is recorded in Real estate held for sale, net at 23.3 million as of March 31, 2013 on the consolidated balance sheets.
(3)	Core Funds From Operations (“Core FFO”) begins with FFO as defined by the NAREIT White Paper and is adjusted for the following:

- The impact of any expenses relating to non-operating asset impairment and valuation allowances;

- Property acquisition costs and pursuit cost write-offs (other expenses);

- Gains and losses from early debt extinguishment, including prepayment penalties and preferred share redemptions;

- Executive level severance costs;

- Gains and losses on the sales of non-operating assets, and

- Other non-comparable items

BRE Properties, Inc.

Capital improvement activity detail

(Dollar amounts in thousands, except per home data)

CAPITAL EXPENDITURES	Q1’13	Q4’12	Q3’12	Q2’12	Q1’12
Recurring capital expenditures	$3,334	$5,698	$6,378	$5,496	$2,537

Average apartment homes in period	21,160	21,101	21,240	21,288	21,336
Capital expenditures per apartment home in period	$158	$270	$300	$258	$119
Capital expenditures per apartment home-trailing four quarters	$986	$947	$956	$892	$865

Revenue enhancing rehabilitation and other	$8,508	$12,564	$9,174	$8,922	$3,760

Recurring Capital Expenditure Detail for Q1’13

	Q1’13	Cost per Home
Exteriors (roof, structural, paint etc.)	$331	$16
Common Areas (clubhouse, parking, pool, office, other infrastructure)	505	24
Equipment	888	42
Turnover related	1,610	76

Total Recurring Capital Expenditures	$3,334	$158	(1)

(1)

Represents first quarter capital expenditures. There is seasonality associated with larger scale capital improvements as work is generally bid out during the first part of the year and targeted for completion in the summer months. Annual capital expenditures are expected to range from $1,025 to $1,175 per home.

Revenue enhancing rehabilitation and other (2)	$8,508	n/a

(2)

Predominantly includes rehab programs on our stabilized portfolio including properties renovated in conjunction with an acquisition. The details associated with significant projects currently in rehab is noted below. Also may include large scale items that represent some unusual out of cycle deferred maintenance.

Community specific detail on significant revenue enhancing rehab

(Dollar amounts in thousands, except per home data)

	Homes	Estimated Cost	Cost per Home	Costs Incurred Project to Date	Balance to Fund	Costs Incurred Q1’13	Project Start Date	Estimated Completion	Physical Occupancy Q1’13
Orange County
The Havens	440	$20,789	$47,000	$15,318	$5,471	$2,225	Q4’11	Q4’14	91.4%
Fountain Valley, CA

Pinnacle at MacArthur Place	253	4,599	18,000	2,383	2,216	484	Q3’12	Q3’15	93.2%
South Coast Metro, CA

Los Angeles

The Fairways at Westridge	234	4,326	18,000	1,880	2,446	717	Q3’12	Q3’15	91.7%
Valencia, CA

San Diego

Cambridge Park	320	6,101	17,000	2,285	3,816	695	Q3’12	Q3’15	90.7%
San Diego, CA

Seattle

Parkwood at Mill Creek	240	7,010	29,000	3,224	3,786	1,080	Q3’12	Q3’15	90.8%
Millcreek, WA

BellCentre	248	5,519	22,000	2,569	2,950	1,092	Q3’12	Q3’15	92.2%
Bellevue, WA

Total	1,735	$47,544	$27,000	$27,659	$19,885	$6,293			91.6%

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended March 31, 2013 and 2012

(Dollar amounts in thousands)

			Revenues			Expenses
Region	No. of Communities	No. of Homes	Q1’13	Q1’12	% Change	Q1’13	Q1’12	% Change
California
San Diego	11	3,640	$16,973	$16,732	1.4%	$4,952	$4,884	1.4%
Inland Empire	5	1,173	5,013	4,891	2.5%	1,583	1,536	3.1%
Orange County	12	3,789	17,266	16,676	3.5%	5,462	5,296	3.1%
Los Angeles	14	3,267	17,313	16,608	4.2%	5,796	5,624	3.1%
San Francisco Bay Area	15	4,197	24,652	22,785	8.2%	6,842	6,663	2.7%

Subtotal; California	57	16,066	$81,217	$77,692	4.5%	$24,635	$24,003	2.6%

Washington
Seattle	13	3,456	13,915	12,981	7.2%	4,904	4,435	10.6%

Non Core Markets (1)	3	1,302	3,965	3,812	4.0%	1,532	1,429	7.2%

Total Same-Store (2)	73	20,824	$99,097	$94,485	4.9%	$31,071	$29,867	4.0%

			Net Operating Income
Region	No. of Communities	No. of Homes	Q1’13	Q1’12	% Change	% of Total
California
San Diego	11	3,640	$12,021	$11,848	1.5%	17.7%
Inland Empire	5	1,173	3,430	3,355	2.2%	5.0%
Orange County	12	3,789	11,804	11,380	3.7%	17.4%
Los Angeles	14	3,267	11,517	10,984	4.9%	16.9%
San Francisco Bay Area	15	4,197	17,810	16,122	10.5%	26.2%

Subtotal; California	57	16,066	$56,582	$53,689	5.4%	83.2%

Washington
Seattle	13	3,456	9,011	8,546	5.4%	13.2%

Non Core Markets (1)	3	1,302	2,433	2,383	2.1%	3.6%

Total Same-Store (2)	73	20,824	$68,026	$64,618	5.3%	100.0%

			Net Operating Income		Avg. Physical Occupancy	Gross Carrying Value
“Non Same-Store” Summary	No. of Communities	No. of Homes	Q1’13	Q1’12	Q1’13	Q1’13
Lease up communities (3)	1	336	$745	$0	59.5%	$103,594
Lease up communities - partially delivered (4)	n/a	n/a	(4)	—	n/a	n/a
Joint venture income (5)	2	684	318	727
Commercial and Other (6)	n/a	n/a	54	(66)
Other income	n/a	n/a	363	520
Discontinued operations (7)	3	512	—	1,422

Total Non Same-Store	6	1,532	$1,476	$2,603	59.5%	$103,594

Less: Communities Sold in 2012	(3)	(512)

Total All Homes / NOI	76	21,844	$69,502	$67,221

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Consists of communities completed, stabilized and owned by BRE for at least two comparable calendar year periods. The term stabilized refers to communities that have reached a physical occupancy of at least 93%.
(3)	Consists of NOI from one fully delivered community and under lease up.
(4)	Consists of one lease up community with 54 homes delivered that is expected to be completed in Q2’13.
(5)	Consists of our percentage of net income derived from joint venture investments in rental communities. See page 8 for a reconciliation of the components of BRE’s share of joint venture net income (including our proportionate share of NOI).
(6)	Consists of NOI from retail tenants associated with our operating communities and NOI from commercial communities that will later be developed as multifamily and other real estate expenses. For the three months ended March 31, 2012 other real estate expenses exceeded the NOI from retail and commercial.
(7)	Includes results from three communities sold in 2012.

BRE Properties, Inc.

“Same-Store” Operating Expense Summary and Joint Venture Disclosure

(Dollar amounts in thousands)

SAME-STORE OPERATING EXPENSES (20,824 homes)

	Q1’13	Q1’12	$ Change	% Change	% of Q1’13 Operating Expenses
Property taxes	$9,562	$9,332	$230	2.5%	30.8%
Insurance	1,387	1,278	109	8.5%	4.5%
Utilities	2,255	2,121	134	6.3%	7.3%
Property management fees (1)	3,220	3,070	150	4.9%	10.4%
Other operating expenses (2)	14,647	14,066	581	4.1%	47.0%

Total operating expenses	$31,071	$29,867	$1,204	4.0%	100.0%

(1)	Management fees based on a percentage of total revenues. Amount approximates the corporate cost to support on-site personnel. Corporate G&A is reduced by the allocation.
(2)	Includes advertising, payroll, property level administrative costs, repairs & maintenance and unit turnover costs.

JOINT VENTURE DISCLOSURE-Quarter Ended March 31, 2013

Joint Ventures	Communities	Regional Breakdown	Homes (3)	BRE equity investment	BRE share of JV Debt	Q1’13 FFO contribution from remaining joint venture communities
Relationship 1 - 15% BRE equity ownership	1	Phx.(1)	432	$2,385	$—	$295
Relationship 2 - 35% BRE equity ownership	1	Phx.(1)	252	6,469	—

Total	2		684	$8,854	$—

BRE share	Q1’13	Q1’12
Revenues	$1,056	$1,892
Expenses	441	670

Net Operating Income	615	1,222
Depreciation	297	495

Net Income	$318	$727

Joint Venture Sales	Q1’13 (3)	Q1’12
Communities	6	—
Homes	2,180	—

BRE share	Q1’13 (3)	Q1’12
Net Proceeds	$47,393	—
Net Gain on Sale	$15,025	—

	Q1’13	Q1’12
Management fees earned	$259	$420

(3)	During the quarter ended March 31, 2013, six joint venture interests were sold to our joint venture partner. The sale consisted of four joint venture communities located in Denver, CO and two joint venture communities located in Phoenix, AZ. We had a 15% equity ownership in all six joint venture communities sold.

BRE Properties, Inc.

Sequential “Same-Store” Multifamily Markets Summary

Last five quarters

REVENUES

	Q1’13	Q4’12	Q3’12	Q2’12	Q1’12
California
San Diego	-0.8%	0.4%	1.7%	0.2%	0.0%
Inland Empire	0.1%	1.3%	1.1%	0.0%	0.1%
Orange County	0.1%	0.8%	1.1%	1.5%	0.4%
Los Angeles	0.6%	0.5%	2.2%	0.9%	0.6%
San Francisco Bay Area	0.4%	2.3%	3.4%	1.9%	2.4%

Subtotal; California	0.1%	1.1%	2.1%	1.1%	0.9%

Washington
Seattle	-0.4%	1.5%	2.5%	3.5%	1.8%

Non Core Markets (1)	1.3%	0.3%	-0.5%	2.8%	-0.2%

Total Same-Store (3)	0.1%	1.2%	2.1%	1.5%	1.0%

EXPENSES (2)

	Q1’13	Q4’12	Q3’12	Q2’12	Q1’12
California
San Diego	-1.5%	-1.2%	0.1%	4.1%	2.3%
Inland Empire	-2.5%	-1.5%	5.9%	1.4%	0.2%
Orange County	0.9%	0.9%	3.7%	-2.3%	-0.3%
Los Angeles	3.3%	-4.1%	8.8%	-4.3%	9.9%
San Francisco Bay Area	1.1%	0.7%	3.2%	-2.2%	1.0%

Subtotal; California	0.8%	-1.0%	4.1%	-1.2%	2.9%

Washington
Seattle	5.7%	4.5%	-7.3%	7.9%	-2.8%

Non Core Markets (1)	12.3%	-9.2%	4.0%	1.0%	4.3%

Total Same-Store (3)	2.1%	-0.6%	2.3%	0.2%	2.1%

NET OPERATING INCOME

	Q1’13	Q4’12	Q3’12	Q2’12	Q1’12
California
San Diego	-0.5%	1.0%	2.4%	-1.4%	-0.9%
Inland Empire	1.3%	2.8%	-1.2%	-0.6%	0.0%
Orange County	-0.2%	0.7%	-0.1%	3.3%	0.8%
Los Angeles	-0.8%	3.0%	-0.9%	3.5%	-3.6%
San Francisco Bay Area	0.1%	3.0%	3.5%	3.6%	3.0%

Subtotal; California	-0.2%	2.1%	1.3%	2.1%	0.1%

Washington
Seattle	-3.5%	0.0%	7.9%	1.3%	4.4%

Non Core Markets (1)	-4.6%	6.3%	-3.1%	4.0%	-2.7%

Total Same-Store (3)	-0.8%	1.9%	2.0%	2.1%	0.5%

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.
(3)	Data reflects sequential results for the Company’s current same-store pool totaling 20,824 homes for all periods shown.

BRE Properties, Inc.

Summary of Revenue and Occupancy Changes - “Same-Store” Communities

Q1’13 vs. Q4’12 Change		Avg. Revenue per Occupied Home (1)			Financial Occupancy (2)			Rental Revenue
	Homes	Q1’13	Q4’12	% Change	Q1’13	Q4’12	% Change	Q1’13	Q4’12	% Change

San Diego	3,640	$1,633	$1,637	-0.3%	95.2%	95.7%	-0.5%	$16,973	$17,107	-0.8%
Inland Empire	1,173	1,490	1,476	0.9%	95.6%	96.4%	-0.8%	5,013	5,008	0.1%
Orange County	3,789	1,601	1,597	0.2%	94.9%	95.0%	-0.1%	17,266	17,242	0.1%
Los Angeles	3,267	1,852	1,840	0.7%	95.4%	95.5%	-0.1%	17,313	17,218	0.6%
San Francisco Bay Area	4,197	2,054	2,039	0.8%	95.3%	95.7%	-0.4%	24,652	24,564	0.4%

Seattle	3,456	1,416	1,413	0.2%	94.8%	95.4%	-0.6%	13,915	13,975	-0.4%

Non Core Markets	1,302	1,052	1,056	-0.4%	96.5%	94.9%	1.6%	3,965	3,915	1.3%

Same-Store	20,824	$1,666	$1,660	0.4%	95.2%	95.5%	-0.3%	$99,097	$99,029	0.1%

Q1’13 vs. Q1’12 Change		Avg. Revenue per Occupied Home (1)			Financial Occupancy (2)			Rental Revenue
	Homes	Q1’13	Q1’12	% Change	Q1’13	Q1’12	% Change	Q1’13	Q1’12	% Change
San Diego	3,640	$1,633	$1,609	1.4%	95.2%	95.2%	0.0%	$16,973	$16,732	1.4%
Inland Empire	1,173	1,490	1,463	1.8%	95.6%	95.0%	0.6%	5,013	4,891	2.5%
Orange County	3,789	1,601	1,541	3.9%	94.9%	95.2%	-0.3%	17,266	16,676	3.5%
Los Angeles	3,267	1,852	1,772	4.5%	95.4%	95.6%	-0.2%	17,313	16,608	4.2%
San Francisco Bay Area	4,197	2,054	1,901	8.1%	95.3%	95.2%	0.1%	24,652	22,785	8.2%

Seattle	3,456	1,416	1,310	8.1%	94.8%	95.6%	-0.8%	13,915	12,981	7.2%

Non Core Markets	1,302	1,052	1,032	2.0%	96.5%	94.6%	1.9%	3,965	3,812	4.0%

Same-Store	20,824	$1,666	$1,587	5.0%	95.2%	95.3%	-0.1%	$99,097	$94,485	4.9%

(1)

Average revenue per occupied home includes rental and ancillary income earned on occupied homes during the period. Ancillary income per occupied home totals approximately $61 per home per month for the three months ended March 31, 2013 and $60 per home per month for the three months ended March 31, 2012. Amounts reflect the effect of concessions amortized over the average lease term.

(2)

Financial occupancy is defined as gross potential rent less vacancy loss as a percentage of gross potential rent. Gross potential rent is determined by valuing occupied homes at contract rates and vacant homes at market rents. Vacancy loss is determined by valuing vacant homes at current market rents.

BRE communities, Inc.

“Same -Store” Operating Metrics

	No. of	Occupancy (1)		Turnover Ratio (2)
	Homes	Q1’13	Q1’12	Q1’13	Q1’12
California
San Diego	3,640	95.1%	95.0%	56%	61%
Inland Empire	1,173	95.5%	95.1%	54%	51%
Orange County	3,789	94.8%	95.3%	54%	57%
Los Angeles	3,267	95.5%	95.8%	58%	59%
San Francisco Bay Area	4,197	95.5%	95.5%	55%	55%

Subtotal; California	16,066	95.2%	95.4%	55%	57%

Washington
Seattle	3,456	94.8%	95.7%	50%	42%
Non Core Markets (3)	1,302	96.1%	94.5%	47%	55%

Total/Average Same Store (4)	20,824	95.2%	95.4%	54%	55%

(1)	Represents average physical occupancy for the quarter.
(2)	Represents the annualized number of homes turned over for the period, divided by the number of homes in the region.
(3)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(4)	Consists of stabilized communities owned by BRE since January 1, 2012.

“Same -Store” New Lease and Renewal Transactions

	New Leases				Renewals				Total New Leases/Renewals
	Q1’13	New Leases Effective (5)	Previous Resident Effective (6)	% Change	Q1’13	Renewal Effective (5)	Expiring Effective (7)	% Change	Q1’13	Current Effective (5)	Prior Effective	% Change
California
San Diego	520	$1,570	$1,591	-1.3%	437	$1,611	$1,549	4.0%	957	$1,589	$1,572	1.1%
Inland Empire	143	1,412	1,428	-1.2%	156	1,431	1,379	3.8%	299	1,422	1,402	1.4%
Orange County	538	1,553	1,517	2.4%	441	1,590	1,510	5.3%	979	1,570	1,514	3.7%
Los Angeles	461	1,872	1,828	2.4%	332	1,877	1,787	5.0%	793	1,874	1,811	3.5%
San Francisco Bay Area	586	2,083	2,038	2.2%	533	2,026	1,895	7.0%	1,119	2,056	1,970	4.4%

Subtotal; California	2,248	$1,752	$1,728	1.4%	1,899	$1,754	$1,664	5.4%	4,147	$1,753	$1,699	3.2%

Washington
Seattle	480	1,355	1,347	0.6%	487	1,344	1,272	5.7%	967	1,350	1,309	3.1%
Non Core Markets	157	1,008	1,028	-2.0%	201	1,035	1,002	3.3%	358	1,023	1,013	0.9%

Total Same Store (8)	2,885	$1,645	$1,626	1.1%	2,587	$1,621	$1,539	5.4%	5,472	$1,634	$1,585	3.1%

(5)	Represents leased rent per home less the monthly value of concessions awarded on leases and renewals signed during the quarter.
(6)	Represents leased rent per home less the monthly value of concessions awarded on the prior resident for the same home that was leased during the quarter.
(7)	Represents leased rent per home less the monthly value of concessions awarded on the prior lease that expired during the quarter.
(8)	The Q1’13 total same-store pool consists of 20,824 homes. Average lease term for leases signed during the quarter was 10 months. Annualized growth for total new leases/renewals totals 3.7%.

BRE Properties, Inc.

Debt Summary as of March 31, 2013

(Dollar amounts in thousands)

DEBT MATURITY SCHEDULE

	Secured Debt		Unsecured Debt			Weighted Avg. Rate (1)	% of Debt
	Amortization	Balloon	Floating	Fixed	Total

Year
2013	$536	$29,639	$—	$—	$30,175	5.33%	1.8%
2014	3,839	—	—	50,000	53,839	4.77%	3.2%
2015	7,962	—	—	—	7,962	5.63%	0.5%
2016	9,041	—	—	—	9,041	5.64%	0.5%
2017	9,307	—	—	300,000	309,307	5.50%	18.3%
2018	9,853	—	—	—	9,853	5.63%	0.6%
2019	6,492	317,975	—	—	324,467	5.59%	19.2%
2020	3,346	343,646	—	—	346,992	5.61%	20.5%
2021	—	—	—	300,000	300,000	5.20%	17.7%
2022	—	—	—	—	—	0.00%	0.0%
2023	—	—	—	300,000	300,000	3.38%	17.7%

Total	$50,376	$691,260	$—	$950,000	$1,691,636	5.09%	100%

WEIGHTED AVERAGE COST OF DEBT

	Balance	Weighted Avg. Term	Weighted Avg. Rate	Percentage of Total Debt
Fixed Rate
Unsecured	$950,000	6.91	4.69%	56.2%
Secured	741,636	5.81	5.59%	43.8%

	$1,691,636	6.43	5.09%	100.0%

Floating Rate
Unsecured(2)	—	2.01		0.0%

Loan Fees(3)			0.26%

Total Debt	$1,691,636	6.43	5.35%	100.0%

CAPITALIZED INTEREST

	Q1’13	Q1’12
Capitalized Interest	$5,652	$4,848

SUMMARY OF COMPLIANCE- Senior Unsecured Notes

	Requirement	Actual
Total Debt to Gross Assets	< 60%	39%
Debt Service Test	> 1.5	3.30
Total Secured Debt to Total Assets	< 40%	17%
Total Unencumbered Assets to Unsecured Debt	> 1.5	3.41

SUMMARY OF PREFERRED SHARES

Q1’13
Total preferred shares outstanding	2,160
Liquidation value	$53,993
Dividend yield at par	6.75%

SENIOR UNSECURED DEBT RATING

As of April 29, 2013

Moody’s	Baa2	(stable)
Standard & Poor’s	BBB	(stable)
Fitch	BBB+	(stable)

SUMMARY OF COMPLIANCE - Line of Credit

	Requirement	Actual
Leverage Ratio	< 60%	34%
Maximum Secured Indebtedness	< 40%	14%
Minimum Unsecured Leverage	> 1.65	4.01
Minimum Fixed Charge Coverage	> 1.5	2.58

(1)	Represents the weighted average coupon interest rates of BRE’s debt maturities in the year in which they become due.
(2)	The $750 million senior unsecured line of credit priced at LIBOR plus 120 bps plus an annual 20 bps facility fee on the total commitment of the facility, which matures on April 3, 2015, and has a one year extension option.
(3)	Includes amortization of all fees associated with all outstanding debt (including annual facility fees on our unsecured line of credit).

BRE Properties, Inc.

Development Summary

March 31, 2013

(Dollar amounts in millions)

CONSTRUCTION IN PROGRESS	Number of Homes	Cost Incurred	Estimated Cost	Balance to Fund	Product Type	First CO (1)	Final CO (1)
Aviara (2)
Mercer Island, WA	166	$41.6	$44.5	$2.9	Podium	Q1’13	Q2’13
Solstice
Sunnyvale, CA	280	79.9	121.9	42.0	Podium	Q4’13	Q1’14
Wilshire La Brea
Los Angeles, CA	478	190.5	277.3	86.8	Podium	Q4’13	Q4’14
Radius
Redwood City, CA	264	30.4	97.8	67.4	Podium	Q2’14	Q4’14
MB360 (3)
San Francisco, CA	360	77.4	227.2	149.8	Podium	Q2’14	Q4’14

Total CIP	1,548	$419.8	$768.7	$348.9

LAND UNDER DEVELOPMENT (4)	Number of Homes	Cost Incurred	Estimated Cost (5)	Balance to Fund	Product Type	Estimated Start Date
Pleasanton I
Pleasanton, CA	251	$21.1	TBR	TBR	Garden	1H’14
Pleasanton II
Pleasanton, CA	255	14.4	TBR	TBR	Garden	2H’14

Total Land Owned	506	$35.5	$171.0	$135.5

LAND UNDER CONTRACT (6)	Number of Homes	Cost Incurred(7)	Estimated Cost (5)	Balance to Fund	Product Type
Walnut Creek BART
Walnut Creek, CA	358	$12.5	TBR	TBR	Podium

(1)	Represents estimated quarters in which first and final certificates of occupancy will be received. Projects generally receive phased certificates of occupancy during the final six to twelve months of construction.
(2)	Reflects all recorded costs incurred as of March 31, 2013, recorded on the consolidated balance sheets as “Direct investment in real estate-Construction in progress.” Included in this amount is $15 million of costs for completed and delivered homes as of March 31, 2013, which is reflected on the consolidated balance sheets as “Direct Investments in real estate - Investment in rental communities.” Also, during the fourth quarter of 2010, the Company entered into a ground lease for the Aviara site. The ground lease has an initial term of 60 years, two 15-year extensions followed by a 9-year extension. The annualized GAAP expense is $664 thousand.
(3)	During Q1’2013, the two parcels of land located in the Mission Bay district of San Francisco, CA were transferred from Land under development to Construction in progress.
(4)	Represents projects in various stages of pre-construction development. Projects are transferred to Construction in progress when construction contracts are finalized and construction activity has commenced.
(5)	Reflects the aggregate cost estimates including land. Specific community cost estimates To Be Reported (TBR) once entitlement approvals are received and the Company is prepared to begin construction.
(6)	Land under contract represents land parcels for which: 1) the Company has a signed agreement and the right to acquire the land (but not the obligation), 2) made a non refundable deposit and 3) commenced the entitlement process. Costs incurred on these projects are recorded in Other assets on the Consolidated Balance Sheets.
(7)	Represents deposits, contractual costs, and internal and external entitlement expenses incurred to date.

Note:	Development pipeline totals above do not include a potential future redevelopment site in Emeryville, California. The site consists of two existing occupied office buildings. The net book value of this investment is $10.2 million and it is recorded in Investment in rental communities. Predevelopment costs associated with this site total $3.7 million and are recorded in Other assets.

BRE Properties, Inc.	Exhibit A
Share Analysis as of March 31, 2013
(Share amounts in thousands)

SUMMARY OF COMMON SHARES

Weighted Average	Qtr. Ended 3/31/2013	Qtr. Ended 12/31/2012	Qtr. Ended 9/30/2012	Qtr. Ended 6/30/2012	Qtr. Ended 3/31/2012
Weighted average shares outstanding (1)	76,990	76,872	76,813	76,735	76,000
Weighted average OP units	—	—	—	—	60
Dilutive effect of stock based awards	260	308	317	335	380

Diluted shares - FFO	77,250	77,180	77,130	77,070	76,440
Less: Anti-dilutive OP Units (2)	—	—	—	—	(60)

Diluted shares - EPS(3)	77,250	77,180	77,130	77,070	76,380

Ending	As of 3/31/2013	As of 12/31/2012	As of 9/30/2012	As of 6/30/2012	As of 3/31/2012
Shares outstanding at end of period	77,058	76,925	76,831	76,796	76,679
Dilutive effect of stock based awards	172	330	313	287	297

Total	77,230	77,255	77,144	77,083	76,976

SUMMARY OF PREFERRED SHARES

	Qtr. Ended 3/31/2013	Qtr. Ended 12/31/2012	Qtr. Ended 9/30/2012	Qtr. Ended 6/30/2012	Qtr. Ended 3/31/2012
6.75% Series D, $25 per share liquidation preference	2,160	2,160	2,160	2,160	2,160

(1)	Represents denominator for shares in the calculation of basic earnings per share.
(2)	Under FASB guidance, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.
(3)	Represents denominator for shares in the calculation of diluted EPS.

BRE Properties, Inc.	Exhibit B
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated community, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our communities that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our communities, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

Core Funds from Operation (“Core FFO”)

Core funds from operations (“Core FFO”) begins with FFO as defined by the NAREIT White Paper and is adjusted for: the impact of any expenses relating to non-operating asset impairment and valuation allowances; property acquisition costs and pursuit cost write-offs (other expenses); gains and losses from early debt extinguishment, including prepayment penalties and preferred share redemptions; executive level severance costs; gains and losses on the sales of non-operating assets, and other non-comparable items.

	Quarter Ended 3/31/2013	Quarter Ended 3/31/2012
Net income available to common shareholders	$34,027	$18,108
Depreciation from continuing operations	25,827	24,667
Depreciation from discontinued operations	—	365
Depreciation from unconsolidated entities	297	495
Net gain on sale of unconsolidated entities	(15,025)	—

Funds from operations	$45,126	$43,635

Core Funds from operations	$45,126	$43,635

Diluted shares outstanding - EPS (1)	77,250	76,380
Net income per common share - diluted	$0.44	$0.24

Diluted shares outstanding - FFO (1)	77,250	76,440
FFO per common share - diluted	$0.58	$0.57

Diluted shares outstanding - Core FFO (1)	77,250	76,440
Core FFO per common share - diluted	$0.58	$0.57

(1)	See analysis of weighted average shares and ending shares at Exhibit A.

BRE Properties, Inc.	Exhibit B, continued
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from community dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our communities that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our communities, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter Ended 3/31/2013	Quarter Ended 3/31/2012
Net income available to common shareholders	$34,027	$18,108
Interest, including discontinued operations	17,332	17,218
Depreciation, including discontinued operations	25,827	25,032

EBITDA	77,186	60,358
Redeemable noncontrolling interest in income	48	105
Dividends on preferred stock	911	911
Net gain on sale of unconsolidated entities	(15,025)	—

Adjusted EBITDA	$63,120	$61,374

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core community operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead from acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter Ended 3/31/2013	Quarter Ended 3/31/2012
Net income available to common shareholders	$34,027	$18,108
Interest, including discontinued operations	17,332	17,218
Depreciation, including discontinued operations	25,827	25,032
Redeemable noncontrolling interest in income	48	105
Net gain on sale of unconsolidated entities	(15,025)	—
Dividends on preferred stock	911	911
General and administrative expense	6,382	5,847

NOI	$69,502	$67,221

Less Non Same-Store NOI	1,476	2,603

Same-Store NOI	$68,026	$64,618